UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):

May 2, 2018

COLUMBIA BANKING SYSTEM, INC.

(Exact name of registrant as specified in its charter)

Washington

(State or other jurisdiction of incorporation)

000-20288	91-1422237
(Commission File Number)	(IRS Employer Identification No.)

1301 A Street

Tacoma, WA 98402

(Address of principal executive offices) (zip code)

Registrant’s telephone number, including area code: (253) 305-1900

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) of Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On May 4, 2018, Columbia Banking System, Inc. (the “Company”) announced that Brock Lakely has been appointed as the Senior Vice President, Chief Accounting Officer of the Company and its wholly owned subsidiary, Columbia State Bank (“Columbia Bank”), effective June 1, 2018. Mr. Lakely will fill the role previously held by Barry Ray, who was appointed Chief Accounting Officer of the Company and Columbia Bank in January 2015 and who tendered his resignation on May 2, 2018, effective June 1, 2018.

Mr. Lakely, age 38, joined the Company as Regulatory Reporting Officer in September 2011 and was promoted to Financial Reporting Manager in July 2014. Prior to Columbia, he spent nearly five years as a senior accountant and senior financial reporting analyst for Russell Investments. He began his career at Ernst & Young as a staff and senior auditor for private and public companies in several industries including banking. He is a Certified Public Accountant and holds an MBA from Oklahoma State University and a bachelor’s degree in accounting from Southwestern Oklahoma State University.

There are no arrangements or understandings between Mr. Lakely and any person pursuant to which he was selected as the Company’s and Columbia Bank’s Senior Vice President, Chief Accounting Officer.

There are no family relationships between Mr. Lakely and any of the Company’s directors, executive officers or persons nominated or chosen by the Company to become a director or executive officer, and Mr. Lakely is not a party to any transaction requiring disclosure under Item 404(a) of Regulation S-K.

A copy of the press release announcing the appointment of Mr. Lakely is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits.

(d)	Exhibits.

The following exhibits are being filed herewith:

Exhibit No.	Description

99.1	Press release, dated May 4, 2018, announcing the appointment of Brock Lakely as Senior Vice President, Chief Accounting Officer.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

COLUMBIA BANKING SYSTEM, INC.

Date: May 4, 2018	By:	/s/ Dave Lawson
Dave Lawson
Executive Vice President, Chief Human Resources Officer